                                                                   EXHIBIT 23.12

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 2, 1998 with respect to the financial statements of Internet Access Group, Inc. included in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Ernst & Young LLP

Jacksonville, Florida
December 24, 1998